NY REGIONAL RAIL CORPORATION
                                 4402 FIRST AVE.

                               BROOKLYN, NY 11232

                        (718) 788-3690 FAX (718) 788-4462




                              PROMISSORY NOTE 9945
June 1, 2000


FOR THE VALUE RECEIVED the undersigned promises to pay to the order of John Marsala , the sum of eighteen thousand seven hundred seventy-two dollars and ninety-seven cents ($18,772.97) United States of America Dollars.


The Note amount shall be paid to Note Holder in a single payment of eighteen thousand seven hundred seventy-two dollars and ninety-seven cents ($18,772.97), plus all accrued interest due, on or before December 31, 2001. Interest will be Ten percent (10%) per annum.



In addition, the maker provides to the Note holder, listed above, the IRREVOCABLE right to convert this Note into non-restricted Common Shares of NEW YORK REGIONAL RAIL CORPORATION ("NYRR"). These shares will be registered when Maker files any Common Stock registration with the SEC to become a fully reporting company. The conversion rights granted will be calculated at the choice of Note Holder based on:


     (i) on the value of the Note divided by seven and eight-tenths cents ($.078) or (ii)on the value of the Note divided by the ninety percent (90%) of the average closing price of the common shares for the previous ten trading days prior to the date the conversion is exercised by the Note holder.

The conversion rights represented by this Note are exercisable at the option of the Note Holder in whole at any time subsequent to the effective date of the Company's registration statement filed with the Securities and Exchange Commission ("SEC"). If the Note has not been converted prior to December 31, 2001 it shall automatically be extended for an additional 60-day period. Maker may only pay this Note upon 30 days advance written notice to holder.


Upon exercise of the Note conversion into Common shares the maker grants Note Holder an OPTION to acquire a block of 1.0452 shares of non-restricted Common Stock for twelve cents ($0.12) a share for every share that shareholder acquires through converting this NOTE into NYRR common stock. Said OPTION will be exercisable until December 31, 2001.


Maker warrants that Common shares provided to Note Holder on conversion of Note or any other Common shares issued to Holder as result of provisions of this Note will be issued without restrictions. The Maker warrants that the Common Stock discussed herein will be registered without restrictions when Maker files any Common Stock registration with the SEC, or files to become a fully reporting company.


To receive a certificate for the Common shares when the conversion or Option is exercised, the Note will be presented to the Corporation, with the accompanying form of subscription duly executed. A subscription form is provided as an attachment to this Note. Upon receipt of a properly executed subscription form and within the above mentioned exercise period parameters, the Maker will cause to have issued the appropriate number of common shares, said shares being sent from the Transfer Agent no later than ten business days from receipt of the subscription form. If said shares are not sent by the aforementioned date Maker agrees to issue additional shares as a penalty. Said penalty shares will be calculated by multiplying the number of issued converted shares (N) by 0.0125 and then by each additional delay period (P), each delay period being five business days or part, thereof.



Penalty Shares  =  N  x  0.0125 x  P

Maker agrees that Holder will receive a lower conversion price or strike price than defined herein if Maker provides a lower price to a third party at any time in the period from the date of this note to the date Holder converts this Note or exercises its warrants.


     In the event of default, the undersigned agrees to pay all reasonable attorney fees and costs of collection.





New York Regional Rail Corporation



By:_________________________

     W. Robert Bentley, President